UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21319

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible and High Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2012

DATE OF REPORTING PERIOD: November 1, 2011 through October 31, 2012

Item 1. Report to Shareholders

CALAMOS®

Convertible and High Income Fund (CHY)

ANNUAL REPORT OCTOBER 31, 2012

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Experience and Foresight

About Calamos Investments

For nearly 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Two are income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Convertible and High Income Fund (CHY) falls into this category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the period ended October 31, 2012. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your fund. I invite you to read it carefully.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains. We believe that the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given the low rates in many areas of the fixed income market.

Steady and Competitive Distributions

During the annual period, CHY provided steady monthly distributions. We believe the Fund’s distribution rate, which was 8.21% on a market price basis as of October 31, 2012, was very competitive, given the low interest rates in many segments of the bond market. We believe that this illustrates the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 38.)

Market Environment

Global markets advanced impressively over the 12-month period, even as stop-and-go rallies and persistent volatility combined to keep investors in a heightened state of uncertainty. For every positive development like strong corporate earnings, an improving U.S. housing market and the ongoing liquidity measures of the world’s central banks, the markets were given pause by continued economic instability in Europe, slowing

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	1

Letter to Shareholders

growth in China and a still lackluster U.S. employment market. As the period ended, investors were also confronted with the uncertainty of the pending fiscal cliff.

Overall for the 12-month period, however, investors seemed to focus more on the positives than the negatives, as the U.S. high yield bond and convertible securities markets posted strong performance. Convertible securities returned 9.42%, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index. High yield bonds also performed well, as measured by the Credit Suisse High Yield Index, up 12.86%. Within the high yield market, new issuance continued at a robust pace. However, even as market pressures intensified, the number and volume of defaults remained low. Convertible issuance was steady but muted throughout the period, as a low rate environment encouraged companies to issue non-convertible, rather than convertible debt.

Outlook: Slow Growth Amid Uncertainty

We believe that the U.S. economy is positioned to stay on its slow-growth course. Despite the significant challenges of the fiscal cliff and the ever-changing situation in the euro zone, consumers have remained relatively resilient and some manufacturing data, including a healthier auto industry, is pointing in a better direction. Businesses have improved their balance sheets and have plenty of cash on hand, ready to invest and grow in the coming year. The recovery of the housing market, however gradual, can also provide a boost to the economy as rising prices contribute to increased consumer confidence.

Nonetheless, we are also cautious. We expect market volatility to continue, stoked in part by a range of near-term political uncertainties, including the recent leadership change in China and ongoing partisan contentiousness in the U.S. While quantitative easing has proven to an effective short-term balm for the markets, the long-term effectiveness of the government continuing to pump money into the economy is far less assured. In the U.S., job growth continues to be uninspiring, and while money supply has soared, the velocity of money has not. Although large companies have benefitted from low rates and have accumulated capital, smaller businesses face persistent hurdles as banks keep the purse strings tight.

We maintain our view that sustained global growth requires a greater commitment to pro-business policies and reduced government intervention. A strong private sector can set the stage for better wages and national prosperity, but rising government debt without rising personal income is a roadmap to economic stagnation.

In selecting investments for this Fund, we seek to balance yield and risk considerations. We therefore favor companies that we believe offer reliable debt servicing, respectable balance sheets and strong cash flows. As part of our active approach, we subject each investment to our rigorous fundamental credit research.

2	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Letter to Shareholders

Our Use of Leverage

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe that the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

Opportunities: Global Equities Remain Compelling

Reflecting our outlook for continued slower growth and our wariness about inflation, we maintain a constructive view on equities. We believe that global secular themes—including growing consumer strength in the emerging markets, global demand for technology innovations and global infrastructure build-out—can continue to power a wide range of companies across the globe, even against the headwind of slower-growth outlook.

Valuations continue to be attractive, particularly in this low interest rate environment. Moreover, there is money sitting on the sidelines that we believe could move into motion quickly, providing a tailwind to equities. In our opinion, the opportunities are most pronounced for multinational growth-oriented companies, particularly those poised to capitalize on the strengthening consumer power in the emerging markets. These companies have the flexibility to go where capital is treated best. Further, while interest rates remain historically low for now, equities can act as a hedge against the potential risk of inflation.

Within fixed income, we see opportunity in the mid-grade corporate sector. As yields in the government bond market have all but evaporated, this segment of the market continues to demonstrate attractive risk-reward characteristics for income-oriented investors. We are especially vigilant about interest rate risk, knowing from history how quickly inflation can sometimes arise.

The past year has been encouraging, but the sustainability of the markets’ positive performance is yet to be seen. This is an environment that requires patience and long-term, global perspective. We believe our dynamic

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	3

Letter to Shareholders

allocation approach has been instrumental to the results we have achieved over full market cycles and will continue to be, particularly given the low rates currently available in many segments of the fixed income marketplace.

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time), or visit us at calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

4	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories designed to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential
OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high yield and convertible securities, primarily in U.S. markets	Invests in equities and higher yielding convertible securities and corporate bonds, in both U.S. and non- U.S. markets

Calamos Convertible and High Income Fund (Ticker: CHY)
OBJECTIVE: U.S. TOTAL RETURN
Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ)
OBJECTIVE: GLOBAL ENHANCED FIXED INCOME	Invests in equities and higher yielding convertible securities and corporate bonds, primarily in U.S. markets
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at calamos.com.

For more information on our level rate distribution policy, please see page 38.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/12
Common Shares – Inception 5/28/03
	1 Year	Since Inception**
On Market Price	12.85%	7.74%

On NAV	11.66%	8.85%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Energy	18.7%
Consumer Discretionary	17.7
Information Technology	14.3
Health Care	12.6
Industrials	10.7
Materials	6.9
Financials	5.5
Consumer Staples	3.9
Utilities	3.0
Telecommunication Services	1.6

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE AND HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses strategy, performance and positioning for the 12-month period ended October 31, 2012.

Q.  To provide a context for its performance, please discuss the Fund’s strategy and role within an asset allocation.

A.  Calamos Convertible and High Income Fund (CHY) is an enhanced fixed income offering, seeking total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment grade fixed income instruments, and seeks to be less sensitive to interest rates. Like all five Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out on a monthly basis and invests in multiple asset classes.

We invest in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains as well as income. We believe this broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies.

Q.  How did the Fund perform over the reporting period?

A.  The Fund gained 11.66% on a net asset value (NAV) basis and 12.85% on a market price basis for the 12-month period ended October 31, 2012, versus the 12.86% return of the Credit Suisse High Yield Index for the same period.

Q.  How do NAV and market price return differ?

A.  Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings. A fund’s NAV return measures the return of

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

6	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Investment Team Discussion

the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

Q.  Please discuss the Fund’s distributions during the annual period.

A.  We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions were $0.0850 per share. The Fund’s annual distribution rate was 8.21% of market price as of October 31, 2012.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2012, the dividend yield of S&P 500 Index stocks averaged 2.36%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasurys and 30-year U.S. Treasurys yielding 1.72% and 2.85%, respectively.

Q.  The Fund is currently trading at a discount to its NAV. Please discuss this discount.

A.  As of the close of the reporting period, the Fund was trading at a discount of 4.97%. This means that its market share price is 4.97% less than its NAV price. At the beginning of the reporting period, the Fund was trading at a discount of 5.97%. As we have noted in the past, we believe that this may be favorable for long-term investors seeking to purchase shares because investors can buy shares of the portfolio at a price that is lower than the fair value of the portfolio, as measured by its NAV.

Q.    What factors influenced performance over the reporting period?

A.  Falling Treasury yields and tightening credit spreads both affected the Fund’s performance over the period. Yields on 10-year Treasurys, for example, fell by 30 basis points, and credit spreads were tighter by 144 basis points, as measured by the Bank of America High Yield Broad Market Index. Credit quality was also a factor, as lower credit tiers outperformed. BB-rated securities in the Credit Suisse High Yield Index returned 11.42%, while CCC-rated securities returned 14.53%.

The Fund benefited from underweight allocations to both the materials and utilities sectors. An underweight to telecommunication services, on the other hand, was a drag on performance, as this was one of the better performing sectors during the period. The Fund’s overweight to energy was also detrimental, as this area did not perform up to our expectations.

Security selection in health care (notably the biotechnology industry), telecommunication services (specifically communications equipment) and utilities (notably electricity) provided the most significant contributions to returns during the period. Although our holdings in the energy and materials sectors had positive absolute returns, they lagged their sector peers and were not helpful with respect to relative performance.

ASSET ALLOCATION AS OF 10/31/12

Fund asset allocations are based on total investments and may vary over time.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	7

Investment Team Discussion

Q.  How is the Fund positioned?

A.  The Fund is currently positioned with overweight exposures to the information technology, energy and health care sectors, and underweight exposures to consumer discretionary, financials and telecommunication services. Fundamentally, we believe the portfolio is positioned properly given the current macroeconomic environment.

Where the risk-reward is compelling, we are investing in global businesses with the ability to seek the best opportunities around the world and diversify their revenue streams. Overall, our portfolio companies are performing very well fundamentally, earning attractive cash flow margins and improving their credit profiles while utilizing reasonable debt levels to fund their operations.

The average credit quality of the portfolio is higher than that of the index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. We currently view the lowest credit tiers of the market as less attractive given their pricing and our outlook for a slower-growth global economy.

Q.  What is your outlook for the Fund?

A.  We see global credit markets as an attractive opportunity for investors, especially in this low-rate environment. The issuance environment for corporate borrowers remains favorable, which enables debt refinancing at attractive rates. Corporate fundamentals also continue to improve in many sectors of the market.

We view the mid-grade credit space as particularly well-priced, offering both attractive levels of income with less exposure to potential inflation and higher interest rates. In addition, the mid-grade credit space offers far healthier companies than are available in the most speculative credit tiers. While the lowest-quality securities can offer higher yields, we find the healthier companies with improving credit profiles to be more suitable investments amid the current economic environment. As noted above, the Fund therefore maintains a higher average quality than the index as a result of this outlook.

The low interest rate environment continues to present a challenge to the convertible market, as issuers find the low interest rates attractive without having to offer the equity enhancement. Our goal is to capture yield by focusing more on the credit-sensitive side of the convertible market.

8	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Schedule of Investments    October 31, 2012

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (92.0%)
	Consumer Discretionary (18.3%)
6,680,000	American Axle & Manufacturing, Inc. 6.625%, 10/15/22	$6,638,250
4,414,000	Asbury Automotive Group, Inc.m 7.625%, 03/15/17	4,574,007
3,340,000	Cedar Fair, LPm 9.125%, 08/01/18	3,795,075
2,033,000	Continental Rubber Of America Corp.* 4.500%, 09/15/19	2,038,083
6,521,000	Cooper Tire & Rubber Companym 8.000%, 12/15/19	7,344,276
6,863,000	Dana Holding Corp.m 6.750%, 02/15/21	7,291,937
	DISH Network Corp.
7,157,000	7.875%, 09/01/19m	8,427,367
6,012,000	5.875%, 07/15/22	6,342,660
4,676,000	Dufry Finance SCA* 5.500%, 10/15/20	4,781,210
5,583,000	Express, LLCm 8.750%, 03/01/18	6,071,512
1,909,000	Gap, Inc. 5.950%, 04/12/21	2,171,362
	Goodyear Tire & Rubber Companym
5,249,000	8.250%, 08/15/20	5,727,971
2,863,000	7.000%, 05/15/22	3,016,886
5,249,000	Hasbro, Inc.m 6.600%, 07/15/28	6,168,882
	Icahn Enterprises, LP
7,337,000	8.000%, 01/15/18m	7,923,960
1,527,000	8.000%, 01/15/18*	1,649,160
	J.C. Penney Company, Inc.m
2,972,000	6.375%, 10/15/36	2,463,045
2,738,000	7.125%, 11/15/23	2,700,353
1,431,000	7.650%, 08/15/16	1,507,916
	Jaguar Land Rover, PLC*
5,058,000	8.125%, 05/15/21m	5,475,285
3,436,000	7.750%, 05/15/18	3,676,520
4,724,000	Lear Corp.m 8.125%, 03/15/20	5,273,165
3,340,000	Liberty Media Corp.m 8.250%, 02/01/30	3,590,500
	Limited Brands, Inc.m
2,863,000	7.600%, 07/15/37	2,966,784
1,433,000	5.625%, 02/15/22	1,553,014
954,000	6.950%, 03/01/33	969,503
	Meritage Homes Corp.
2,767,000	7.000%, 04/01/22	3,002,195
1,431,000	7.150%, 04/15/20m	1,574,100
3,455,000	Phillips-Van Heusen Corp. 7.375%, 05/15/20	3,886,875
3,722,000	Royal Caribbean Cruises, Ltd.m 7.500%, 10/15/27	4,010,455

PRINCIPAL AMOUNT			VALUE

		Ryland Group, Inc.
5,726,000		6.625%, 05/01/20~	$6,298,600
1,603,000		5.375%, 10/01/22	1,631,053
2,204,000		Sally Holdings, LLCm 5.750%, 06/01/22	2,366,545
		Service Corp. International
8,112,000		7.500%, 04/01/27m	8,679,840
1,909,000		7.000%, 05/15/19	2,099,900
3,159,000		Sirius XM Radio, Inc.* 5.250%, 08/15/22	3,174,795
2,529,000		Sotheby’s* 5.250%, 10/01/22	2,579,580
1,193,000		Toll Brothers Finance Corp. 5.875%, 02/15/22	1,349,922
6,739,000		Vail Resorts, Inc. 6.500%, 05/01/19	7,345,510
4,008,000		Viking Cruises, Ltd.* 8.500%, 10/15/22	4,158,300
253,000		Wolverine World Wide, Inc.* 6.125%, 10/15/20	264,701
5,602,000		Wynn Las Vegas, LLCm 7.750%, 08/15/20	6,316,255

			172,877,309

		Consumer Staples (4.1%)
4,906,000		Darling International, Inc.m 8.500%, 12/15/18	5,598,973
2,863,000		Dean Foods Companym 9.750%, 12/15/18	3,238,053
620,000		Elizabeth Arden, Inc.m 7.375%, 03/15/21	695,175
6,275,000		JBS USA, LLCm* 7.250%, 06/01/21	6,168,325
9,949,000		Post Holdings, Inc.* 7.375%, 02/15/22	10,608,121
11,452,000		Smithfield Foods, Inc.~ 6.625%, 08/15/22	12,024,600

			38,333,247

		Energy (20.2%)
26,721,000	NOK	Aker Solutions, ASA‡ 6.290%, 06/06/17	4,827,431
2,588,000		Atwood Oceanics, Inc.m 6.500%, 02/01/20	2,795,040
5,726,000		Berry Petroleum Companym 6.375%, 09/15/22	5,997,985
6,425,000		Bristow Group, Inc. 6.250%, 10/15/22	6,746,250
6,203,000		Calfrac Holdings, LPm* 7.500%, 12/01/20	6,171,985
		Calumet Specialty Products, LP
6,203,000		9.375%, 05/01/19m	6,699,240
1,909,000		9.625%, 08/01/20*	2,085,582

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	9

Schedule of Investments    October 31, 2012

PRINCIPAL AMOUNT		VALUE

	Carrizo Oil & Gas, Inc.
5,344,000	8.625%, 10/15/18m	$5,784,880
4,676,000	7.500%, 09/15/20	4,792,900
3,817,000	Chesapeake Energy Corp.m 9.500%, 02/15/15	4,294,125
7,634,000	Cimarex Energy Company 5.875%, 05/01/22	8,187,465
	Continental Resources, Inc.
5,010,000	5.000%, 09/15/22*	5,291,812
1,909,000	8.250%, 10/01/19m	2,161,942
7,348,000	Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	7,348,000
932,000	Frontier Oil Corp. 6.875%, 11/15/18	997,240
7,157,000	GulfMark Offshore, Inc.m* 6.375%, 03/15/22	7,479,065
4,772,000	Holly Energy Partners, LPm* 6.500%, 03/01/20	5,034,460
2,906,000	HollyFrontier Corp.m 9.875%, 06/15/17	3,182,070
	Hornbeck Offshore Services, Inc.
3,765,000	8.000%, 09/01/17m	4,047,375
1,336,000	5.875%, 04/01/20	1,366,060
6,203,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	6,792,285
	Linn Energy, LLC
4,772,000	8.625%, 04/15/20m	5,243,235
2,863,000	6.250%, 11/01/19m*	2,877,315
1,909,000	7.750%, 02/01/21m	2,047,403
954,000	6.500%, 05/15/19	965,925
4,199,000	MarkWest Energy Partners, LP 5.500%, 02/15/23	4,429,945
	Oasis Petroleum, Inc.m
4,447,000	6.500%, 11/01/21	4,724,937
1,431,000	6.875%, 01/15/23	1,524,015
5,249,000	Parker Drilling Company 9.125%, 04/01/18	5,642,675
4,438,000	Pioneer Drilling Companym 9.875%, 03/15/18	4,826,325
6,203,000	Samson Investment Companym* 9.750%, 02/15/20	6,575,180
6,203,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	6,740,223
	SESI, LLCm
3,626,000	6.875%, 06/01/14	3,632,781
2,386,000	7.125%, 12/15/21	2,672,320
	SM Energy Company
4,162,000	6.625%, 02/15/19m	4,380,505
3,626,000	6.500%, 11/15/21	3,834,495
4,199,000	Swift Energy Company 8.875%, 01/15/20	4,555,915
506,000	Tesoro Corp. 5.375%, 10/01/22	530,035
3,483,000	Tesoro Logistics, LP* 5.875%, 10/01/20	3,622,320

PRINCIPAL AMOUNT		VALUE

2,529,000	TransDigm Group, Inc.* 5.500%, 10/15/20	$2,563,774
3,866,000	Trinidad Drilling, Ltd.m* 7.875%, 01/15/19	4,165,615
	W&T Offshore, Inc.
9,066,000	8.500%, 06/15/19	9,587,295
1,145,000	8.500%, 06/15/19*	1,210,838
1,696,000	Whiting Petroleum Corp. 6.500%, 10/01/18	1,838,040

		190,274,303

	Financials (2.4%)
2,801,000	AON Corp.m 8.205%, 01/01/27	3,520,395
1,594,000	Chesapeake Oilfield Finance, Inc.m* 6.625%, 11/15/19	1,526,255
4,070,000	Legg Mason, Inc.m* 5.500%, 05/21/19	4,474,420
6,203,000	Neuberger Berman Group LLCm* 5.875%, 03/15/22	6,637,210
	Nuveen Investments, Inc.*
3,054,000	9.500%, 10/15/20	3,092,175
3,054,000	9.125%, 10/15/17	3,065,452

		22,315,907

	Health Care (13.5%)
191,000	AMERIGROUP Corp. 7.500%, 11/15/19	223,948
1,909,000	Bio-Rad Laboratories, Inc.m 8.000%, 09/15/16	2,095,128
12,024,000	Community Health Systems, Inc. 7.125%, 07/15/20	12,730,410
6,820,000	DaVita, Inc.m 6.625%, 11/01/20	7,314,450
	Endo Pharmaceuticals Holdings, Inc.m
8,589,000	7.000%, 12/15/20	9,276,120
1,431,000	7.000%, 07/15/19	1,552,635
	Fresenius Medm*
2,863,000	6.500%, 09/15/18	3,220,875
1,078,000	5.875%, 01/31/22	1,152,113
14,424,000	Grifols, SA 8.250%, 02/01/18	16,082,760
9,257,000	HCA Holdings, Inc.m 7.750%, 05/15/21	10,020,702
1,909,000	HCA, Inc. 5.875%, 05/01/23	1,932,863
4,342,000	Health Management Associates, Inc. 7.375%, 01/15/20	4,700,215
8,594,000	Hologic, Inc.* 6.250%, 08/01/20	9,152,610
	Mylan, Inc.m*
5,592,000	7.625%, 07/15/17	6,263,040
3,102,000	7.875%, 07/15/20	3,516,892
5,726,000	Teleflex, Inc.m 6.875%, 06/01/19	6,184,080

10	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2012

PRINCIPAL AMOUNT		VALUE

6,537,000	Tenet Healthcare Corp.* 6.750%, 02/01/20	$6,520,657
	Valeant Pharmaceuticals International, Inc.*
7,157,000	7.000%, 10/01/20m	7,738,506
6,203,000	7.250%, 07/15/22m	6,745,762
1,241,000	6.750%, 10/01/17	1,337,178
9,303,000	Warner Chilcott Company, LLCm 7.750%, 09/15/18	9,861,180

		127,622,124

	Industrials (11.1%)
9,066,000	Belden, Inc.* 5.500%, 09/01/22	9,269,985
	Deluxe Corp.
5,769,000	7.375%, 06/01/15m	5,906,014
5,726,000	7.000%, 03/15/19	6,069,560
4,607,000	Dycom Investments, Inc.m 7.125%, 01/15/21	4,952,525
5,535,000	Edgen Murray Corp.* 8.750%, 11/01/20	5,521,162
3,831,000	General Cable Corp.* 5.750%, 10/01/22	3,917,198
5,249,000	H&E Equipment Services, Inc.* 7.000%, 09/01/22	5,485,205
3,082,000	Iron Mountain, Inc.m 5.750%, 08/15/24	3,089,705
	Manitowoc Company, Inc.
3,340,000	8.500%, 11/01/20m	3,765,850
2,767,000	5.875%, 10/15/22	2,780,835
5,010,000	Monaco SpinCo, Inc.* 6.750%, 04/30/20	5,141,513
983,000	Nielsen Finance, LLC* 4.500%, 10/01/20	983,000
	Nortek, Inc.
1,002,000	8.500%, 04/15/21*	1,077,150
815,000	8.500%, 04/15/21	880,200
9,863,000	Rexel, SA* 6.125%, 12/15/19	10,158,890
4,772,000	Sensata Technologies Holding, B.V.m* 6.500%, 05/15/19	5,058,320
	Terex Corp.
5,726,000	8.000%, 11/15/17m	5,990,827
496,000	6.500%, 04/01/20	523,280
1,864,000	TransDigm Group, Inc.m 7.750%, 12/15/18	2,064,380
	Triumph Group, Inc.
6,203,000	8.625%, 07/15/18m	6,993,882
897,000	8.000%, 11/15/17	988,943
5,249,000	United Rentals North America, Inc. 6.125%, 06/15/23	5,327,735
6,203,000	UR Financing Escrow Corp.m* 7.625%, 04/15/22	6,815,546

PRINCIPAL AMOUNT		VALUE

1,909,000	WESCO Distribution, Inc. 7.500%, 10/15/17	$1,944,794

		104,706,499

	Information Technology (11.8%)
	Amkor Technology, Inc.
5,249,000	7.375%, 05/01/18m	5,314,612
2,805,000	6.625%, 06/01/21m	2,685,788
1,632,000	6.375%, 10/01/22*	1,521,840
8,484,000	Audatex North America, Inc.m* 6.750%, 06/15/18	9,141,510
	Equinix, Inc.m
6,203,000	7.000%, 07/15/21	6,908,591
2,481,000	8.125%, 03/01/18	2,738,404
2,958,000	Fidelity National Information Services, Inc.m 7.875%, 07/15/20	3,320,355
7,634,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	8,530,995
9,066,000	iGATE Corp.~ 9.000%, 05/01/16	9,949,935
7,634,000	J2 Global, Inc.m* 8.000%, 08/01/20	7,901,190
8,471,000	Lender Process Services Company, Inc. 5.750%, 04/15/23	9,000,437
10,555,000	Nuance Communications, Inc.* 5.375%, 08/15/20	10,818,875
7,615,000	Sanmina-SCI Corp.m* 7.000%, 05/15/19	7,500,775
	Seagate Technologym
5,487,000	7.000%, 11/01/21	5,761,350
4,056,000	6.875%, 05/01/20	4,248,660
1,670,000	7.750%, 12/15/18	1,820,300
4,834,000	SunGard Data Systems, Inc.*† 6.625%, 11/01/19	4,900,468
3,722,000	ViaSat, Inc.* 6.875%, 06/15/20	3,908,100
5,726,000	Viasystems, Inc.* 7.875%, 05/01/19	5,625,795

		111,597,980

	Materials (6.1%)
2,004,000	Airgas, Inc.m 7.125%, 10/01/18	2,152,438
3,102,000	AngloGold Holdings, PLCm 5.125%, 08/01/22	3,166,627
5,280,000	Clearwater Paper Corp.m 7.125%, 11/01/18	5,784,900
8,589,000	FMG Resources* 8.250%, 11/01/19	8,631,945
6,566,000	Greif, Inc.m 7.750%, 08/01/19	7,567,315
5,058,000	IAMGOLD Corp.* 6.750%, 10/01/20	5,058,000

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	11

Schedule of Investments    October 31, 2012

PRINCIPAL AMOUNT		VALUE

5,726,000	Inmet Mining Corp.* 8.750%, 06/01/20	$5,969,355
5,249,000	New Gold, Inc.m* 7.000%, 04/15/20	5,590,185
2,529,000	PH Glatfelter Company* 5.375%, 10/15/20	2,576,419
4,323,000	Sealed Air Corp.m* 8.125%, 09/15/19	4,744,492
	Steel Dynamics, Inc.
2,874,000	6.125%, 08/15/19*	3,017,700
1,646,000	7.625%, 03/15/20	1,812,658
1,193,000	6.375%, 08/15/22*	1,252,650

		57,324,684

	Telecommunication Services (2.0%)
3,874,000	Crown Castle International Corp.* 5.250%, 01/15/23	4,024,118
6,680,000	Qwest Communications International, Inc.m 7.750%, 02/15/31	7,065,209
2,529,000	SBA Communications Corp.* 5.625%, 10/01/19	2,579,580
5,314,000	tw telecom, Inc.* 5.375%, 10/01/22	5,480,062

		19,148,969

	Utilities (2.5%)
3,865,000	AES Corp. 7.375%, 07/01/21	4,338,462
8,827,000	AmeriGas Finance Corp.m 7.000%, 05/20/22	9,632,464
	Calpine Corp.m*
4,509,000	7.875%, 07/31/20	4,959,900
3,221,000	7.875%, 01/15/23	3,575,310
1,409,000	7.500%, 02/15/21	1,539,333

		24,045,469

	TOTAL CORPORATE BONDS (Cost $827,857,195)	868,246,491

CONVERTIBLE BONDS (15.8%)
	Consumer Discretionary (4.4%)
1,317,000	Jarden Corp.* 1.875%, 09/15/18	1,323,585
18,000,000	Liberty Media Corp. (Time Warner, Inc.)m§ 3.125%, 03/30/23	24,806,250
8,820,000	Liberty Media Corp. (Viacom, CBS Corp. - Class B)m§ 3.250%, 03/15/31	8,180,550
6,552,000	Priceline.com, Inc.m* 1.000%, 03/15/18	6,908,265

		41,218,650

PRINCIPAL AMOUNT			VALUE

		Energy (1.0%)
11,000,000		Chesapeake Energy Corp.m 2.250%, 12/15/38	$9,246,875

		Financials (0.7%)
5,500,000		Affiliated Managers Group, Inc.m 3.950%, 08/15/38	6,149,687
852,000		Ares Capital Corp. 5.750%, 02/01/16	907,913

			7,057,600

		Health Care (1.1%)
8,500,000		Teleflex, Inc.m 3.875%, 08/01/17	10,502,812

		Industrials (0.7%)
6,500,000		Trinity Industries, Inc.m 3.875%, 06/01/36	6,926,563

		Information Technology (5.9%)
33,210,000		Intel Corp.m 2.950%, 12/15/35	36,198,900
11,000,000		Mentor Graphics Corp.m 4.000%, 04/01/31	12,505,625
6,000,000		Nuance Communications, Inc.m 2.750%, 11/01/31	6,566,250

			55,270,775

		Materials (2.0%)
12,400,000		AngloGold Ashanti, Ltd.m 3.500%, 05/22/14	13,046,040
4,000,000		Newmont Mining Corp.m 1.625%, 07/15/17	5,685,000

			18,731,040

		TOTAL CONVERTIBLE BONDS (Cost $141,934,525)	148,954,315

U.S. GOVERNMENT AND AGENCY SECURITIES (0.6%)
		United States Treasury Note~
4,056,000		1.375%, 02/15/13	4,070,735
1,909,000		0.125%, 08/31/13	1,908,105

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $5,977,811)	5,978,840

SOVEREIGN BONDS (1.6%)
		Federative Republic of Brazil
2,290,000	BRL	10.000%, 01/01/14	11,965,863
620,000	BRL	10.000%, 01/01/13	3,169,609

		TOTAL SOVEREIGN BONDS (Cost $16,087,151)	15,135,472

12	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2012

PRINCIPAL AMOUNT		VALUE

SYNTHETIC CONVERTIBLE SECURITIES (5.3%)
Corporate Bonds (4.4%)
	Consumer Discretionary (0.9%)
320,000	American Axle & Manufacturing, Inc. 6.625%, 10/15/22	$318,000
211,000	Asbury Automotive Group, Inc.m 7.625%, 03/15/17	218,649
160,000	Cedar Fair, LPm 9.125%, 08/01/18	181,800
97,000	Continental Rubber Of America Corp.* 4.500%, 09/15/19	97,243
312,000	Cooper Tire & Rubber Company 8.000%, 12/15/19	351,390
329,000	Dana Holding Corp.m 6.750%, 02/15/21	349,562
	DISH Network Corp.
343,000	7.875%, 09/01/19m	403,882
288,000	5.875%, 07/15/22	303,840
224,000	Dufry Finance SCA* 5.500%, 10/15/20	229,040
267,000	Express, LLCm 8.750%, 03/01/18	290,362
91,000	Gap, Inc. 5.950%, 04/12/21	103,506
	Goodyear Tire & Rubber Company
251,000	8.250%, 08/15/20	273,904
137,000	7.000%, 05/15/22	144,364
251,000	Hasbro, Inc.m 6.600%, 07/15/28	294,987
	Icahn Enterprises, LP
351,000	8.000%, 01/15/18	379,080
73,000	8.000%, 01/15/18*	78,840
	J.C. Penney Company, Inc.m
142,000	6.375%, 10/15/36	117,682
131,000	7.125%, 11/15/23	129,199
69,000	7.650%, 08/15/16	72,709
	Jaguar Land Rover, PLC*
242,000	8.125%, 05/15/21m	261,965
164,000	7.750%, 05/15/18	175,480
226,000	Lear Corp. 8.125%, 03/15/20	252,272
160,000	Liberty Media Corp.m 8.250%, 02/01/30	172,000
	Limited Brands, Inc.m
137,000	7.600%, 07/15/37	141,966
69,000	5.625%, 02/15/22	74,779
46,000	6.950%, 03/01/33	46,748
	Meritage Homes Corp.
133,000	7.000%, 04/01/22	144,305
69,000	7.150%, 04/15/20	75,900
165,000	Phillips-Van Heusen Corp. 7.375%, 05/15/20	185,625
178,000	Royal Caribbean Cruises, Ltd.m 7.500%, 10/15/27	191,795

PRINCIPAL AMOUNT			VALUE

		Ryland Group, Inc.
274,000		6.625%, 05/01/20~	$301,400
77,000		5.375%, 10/01/22	78,348
106,000		Sally Holdings, LLCm 5.750%, 06/01/22	113,818
		Service Corp. International
388,000		7.500%, 04/01/27m	415,160
91,000		7.000%, 05/15/19	100,100
151,000		Sirius XM Radio, Inc.* 5.250%, 08/15/22	151,755
121,000		Sotheby’s* 5.250%, 10/01/22	123,420
57,000		Toll Brothers Finance Corp. 5.875%, 02/15/22	64,498
323,000		Vail Resorts, Inc. 6.500%, 05/01/19	352,070
192,000		Viking Cruises, Ltd.* 8.500%, 10/15/22	199,200
12,000		Wolverine World Wide, Inc.* 6.125%, 10/15/20	12,555
268,000		Wynn Las Vegas, LLCm 7.750%, 08/15/20	302,170

			8,275,368

		Consumer Staples (0.2%)
235,000		Darling International, Inc.m 8.500%, 12/15/18	268,194
137,000		Dean Foods Company 9.750%, 12/15/18	154,947
30,000		Elizabeth Arden, Inc.m 7.375%, 03/15/21	33,637
300,000		JBS USA, LLC* 7.250%, 06/01/21	294,900
476,000		Post Holdings, Inc.* 7.375%, 02/15/22	507,535
548,000		Smithfield Foods, Inc.~ 6.625%, 08/15/22	575,400

			1,834,613

		Energy (1.0%)
1,279,000	NOK	Aker Solutions, ASA‡ 6.290%, 06/06/17	231,065
124,000		Atwood Oceanics, Inc.m 6.500%, 02/01/20	133,920
274,000		Berry Petroleum Company 6.375%, 09/15/22	287,015
308,000		Bristow Group, Inc. 6.250%, 10/15/22	323,400
297,000		Calfrac Holdings, LP* 7.500%, 12/01/20	295,515
		Calumet Specialty Products, LP
297,000		9.375%, 05/01/19m	320,760
91,000		9.625%, 08/01/20*	99,418

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	13

Schedule of Investments    October 31, 2012

PRINCIPAL AMOUNT		VALUE

	Carrizo Oil & Gas, Inc.
256,000	8.625%, 10/15/18	$277,120
224,000	7.500%, 09/15/20	229,600
183,000	Chesapeake Energy Corp. 9.500%, 02/15/15	205,875
366,000	Cimarex Energy Company 5.875%, 05/01/22	392,535
	Continental Resources, Inc.
240,000	5.000%, 09/15/22*	253,500
91,000	8.250%, 10/01/19m	103,057
352,000	Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	352,000
45,000	Frontier Oil Corp. 6.875%, 11/15/18	48,150
343,000	GulfMark Offshore, Inc.* 6.375%, 03/15/22	358,435
228,000	Holly Energy Partners, LP* 6.500%, 03/01/20	240,540
139,000	HollyFrontier Corp. 9.875%, 06/15/17	152,205
	Hornbeck Offshore Services, Inc.
180,000	8.000%, 09/01/17	193,500
64,000	5.875%, 04/01/20	65,440
297,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	325,215
	Linn Energy, LLC
228,000	8.625%, 04/15/20m	250,515
137,000	6.250%, 11/01/19m*	137,685
91,000	7.750%, 02/01/21m	97,598
46,000	6.500%, 05/15/19	46,575
201,000	MarkWest Energy Partners, LP 5.500%, 02/15/23	212,055
	Oasis Petroleum, Inc.
213,000	6.500%, 11/01/21m	226,312
69,000	6.875%, 01/15/23	73,485
251,000	Parker Drilling Company 9.125%, 04/01/18	269,825
212,000	Pioneer Drilling Company 9.875%, 03/15/18	230,550
297,000	Samson Investment Company* 9.750%, 02/15/20	314,820
297,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	322,722
	SESI, LLC
174,000	6.875%, 06/01/14m	174,325
114,000	7.125%, 12/15/21	127,680
	SM Energy Company
199,000	6.625%, 02/15/19m	209,447
174,000	6.500%, 11/15/21	184,005
201,000	Swift Energy Company 8.875%, 01/15/20	218,085
24,000	Tesoro Corp. 5.375%, 10/01/22	25,140
167,000	Tesoro Logistics, LP* 5.875%, 10/01/20	173,680

PRINCIPAL AMOUNT		VALUE

121,000	TransDigm Group, Inc.* 5.500%, 10/15/20	$122,664
185,000	Trinidad Drilling, Ltd.m* 7.875%, 01/15/19	199,337
	W&T Offshore, Inc.
434,000	8.500%, 06/15/19	458,955
55,000	8.500%, 06/15/19*	58,163
81,000	Whiting Petroleum Corp. 6.500%, 10/01/18	87,784

		9,109,672

	Financials (0.1%)
134,000	AON Corp. 8.205%, 01/01/27	168,416
76,000	Chesapeake Oilfield Finance, Inc.m* 6.625%, 11/15/19	72,770
195,000	Legg Mason, Inc.m* 5.500%, 05/21/19	214,376
297,000	Neuberger Berman Group LLC* 5.875%, 03/15/22	317,790
	Nuveen Investments, Inc.*
146,000	9.500%, 10/15/20	147,825
146,000	9.125%, 10/15/17	146,548

		1,067,725

	Health Care (0.6%)
9,000	AMERIGROUP Corp. 7.500%, 11/15/19	10,553
91,000	Bio-Rad Laboratories, Inc.m 8.000%, 09/15/16	99,872
576,000	Community Health Systems, Inc. 7.125%, 07/15/20	609,840
326,000	DaVita, Inc. 6.625%, 11/01/20	349,635
	Endo Pharmaceuticals Holdings, Inc.
411,000	7.000%, 12/15/20	443,880
69,000	7.000%, 07/15/19m	74,865
	Fresenius Med*
137,000	6.500%, 09/15/18	154,125
52,000	5.875%, 01/31/22	55,575
691,000	Grifols, SA 8.250%, 02/01/18	770,465
443,000	HCA Holdings, Inc.m 7.750%, 05/15/21	479,547
91,000	HCA, Inc. 5.875%, 05/01/23	92,138
208,000	Health Management Associates, Inc. 7.375%, 01/15/20	225,160
411,000	Hologic, Inc.* 6.250%, 08/01/20	437,715
268,000	Mylan, Inc.m* 7.625%, 07/15/17	300,160
148,000	7.875%, 07/15/20	167,795
274,000	Teleflex, Inc.m 6.875%, 06/01/19	295,920

14	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2012

PRINCIPAL AMOUNT		VALUE

313,000	Tenet Healthcare Corp.* 6.750%, 02/01/20	$312,217
343,000	Valeant Pharmaceuticals International, Inc.* 7.000%, 10/01/20	370,869
297,000	7.250%, 07/15/22m	322,987
59,000	6.750%, 10/01/17	63,573
445,000	Warner Chilcott Company, LLCm 7.750%, 09/15/18	471,700

		6,108,591

	Industrials (0.5%)
434,000	Belden, Inc.* 5.500%, 09/01/22	443,765
276,000	Deluxe Corp. 7.375%, 06/01/15m	282,555
274,000	7.000%, 03/15/19	290,440
221,000	Dycom Investments, Inc.m 7.125%, 01/15/21	237,575
265,000	Edgen Murray Corp.* 8.750%, 11/01/20	264,337
183,000	General Cable Corp.* 5.750%, 10/01/22	187,118
251,000	H&E Equipment Services, Inc.* 7.000%, 09/01/22	262,295
148,000	Iron Mountain, Inc. 5.750%, 08/15/24	148,370
	Manitowoc Company, Inc.
160,000	8.500%, 11/01/20	180,400
133,000	5.875%, 10/15/22	133,665
240,000	Monaco SpinCo, Inc.* 6.750%, 04/30/20	246,300
47,000	Nielsen Finance, LLC* 4.500%, 10/01/20	47,000
	Nortek, Inc.
48,000	8.500%, 04/15/21*	51,600
39,000	8.500%, 04/15/21	42,120
472,000	Rexel, SA* 6.125%, 12/15/19	486,160
228,000	Sensata Technologies Holding, B.V.m* 6.500%, 05/15/19	241,680
	Terex Corp.
274,000	8.000%, 11/15/17m	286,672
24,000	6.500%, 04/01/20	25,320
89,000	TransDigm Group, Inc. 7.750%, 12/15/18	98,568
	Triumph Group, Inc.
297,000	8.625%, 07/15/18m	334,867
43,000	8.000%, 11/15/17	47,408
251,000	United Rentals North America, Inc. 6.125%, 06/15/23	254,765
297,000	UR Financing Escrow Corp.m* 7.625%, 04/15/22	326,329

PRINCIPAL AMOUNT		VALUE

91,000	WESCO Distribution, Inc. 7.500%, 10/15/17	$92,706

		5,012,015

	Information Technology (0.6%)
	Amkor Technology, Inc.
251,000	7.375%, 05/01/18m	254,138
134,000	6.625%, 06/01/21m	128,305
78,000	6.375%, 10/01/22*	72,735
406,000	Audatex North America, Inc.m* 6.750%, 06/15/18	437,465
	Equinix, Inc.
297,000	7.000%, 07/15/21m	330,784
119,000	8.125%, 03/01/18	131,346
142,000	Fidelity National Information Services, Inc. 7.875%, 07/15/20	159,395
366,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	409,005
434,000	iGATE Corp.~ 9.000%, 05/01/16	476,315
366,000	J2 Global, Inc.* 8.000%, 08/01/20	378,810
406,000	Lender Process Services Company, Inc. 5.750%, 04/15/23	431,375
505,000	Nuance Communications, Inc.* 5.375%, 08/15/20	517,625
365,000	Sanmina-SCI Corp.* 7.000%, 05/15/19	359,525
	Seagate Technology
263,000	7.000%, 11/01/21m	276,150
194,000	6.875%, 05/01/20	203,215
80,000	7.750%, 12/15/18	87,200
231,000	SunGard Data Systems, Inc.*† 6.625%, 11/01/19	234,176
178,000	ViaSat, Inc.* 6.875%, 06/15/20	186,900
274,000	Viasystems, Inc.* 7.875%, 05/01/19	269,205

		5,343,669

	Materials (0.3%)
96,000	Airgas, Inc. 7.125%, 10/01/18	103,111
148,000	AngloGold Holdings, PLCm 5.125%, 08/01/22	151,083
253,000	Clearwater Paper Corp.m 7.125%, 11/01/18	277,193
411,000	FMG Resources* 8.250%, 11/01/19	413,055
314,000	Greif, Inc.m 7.750%, 08/01/19	361,885
242,000	IAMGOLD Corp.* 6.750%, 10/01/20	242,000

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	15

Schedule of Investments    October 31, 2012

PRINCIPAL AMOUNT			VALUE

274,000		Inmet Mining Corp.* 8.750%, 06/01/20	$285,645
251,000		New Gold, Inc.m* 7.000%, 04/15/20	267,315
121,000		PH Glatfelter Company* 5.375%, 10/15/20	123,269
207,000		Sealed Air Corp.* 8.125%, 09/15/19	227,182
		Steel Dynamics, Inc.
138,000		6.125%, 08/15/19*	144,900
79,000		7.625%, 03/15/20	86,999
57,000		6.375%, 08/15/22*	59,850

			2,743,487

		Telecommunication Services (0.1%)
186,000		Crown Castle International Corp.* 5.250%, 01/15/23	193,208
320,000		Qwest Communications International, Inc. 7.750%, 02/15/31	338,453
121,000		SBA Communications Corp.* 5.625%, 10/01/19	123,420
254,000		tw telecom, Inc.* 5.375%, 10/01/22	261,937

			917,018

		Utilities (0.1%)
185,000		AES Corp. 7.375%, 07/01/21	207,662
423,000		AmeriGas Finance Corp. 7.000%, 05/20/22	461,599
		Calpine Corp.*
216,000		7.875%, 07/31/20m	237,600
154,000		7.875%, 01/15/23	170,940
67,000		7.500%, 02/15/21m	73,198

			1,150,999

		TOTAL CORPORATE BONDS	41,563,157

U.S. Government and Agency Securities (0.0%)
		United States Treasury Note~
194,000		1.375%, 02/15/13	194,705
91,000		0.125%, 08/31/13	90,957

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	285,662

Sovereign Bonds (0.1%)
		Federative Republic of Brazil
110,000	BRL	10.000%, 01/01/14	574,780
30,000	BRL	10.000%, 01/01/13	153,368

		TOTAL SOVEREIGN BONDS	728,148

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.8%) #
		Information Technology (0.8%)
300		Apple, Inc. Call, 01/18/14, Strike $600.00	$2,478,000
1,500		eBay, Inc. Call, 01/18/14, Strike $40.00	1,818,750
1,500		QUALCOMM, Inc. Call, 01/19/13, Strike $55.00	735,000
3,600	EUR	SAP, AG Call, 06/21/13, Strike 53.59	2,482,354

		TOTAL PURCHASED OPTIONS	7,514,104

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $48,161,640)	50,091,071

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (11.4%)
		Consumer Staples (1.0%)
90,600		Bunge, Ltd.m 4.875%	9,212,887

		Energy (3.0%)
325,000		Apache Corp.m 6.000%	15,164,500
13,601		Chesapeake Energy Corp.m* 5.750%	12,947,301

			28,111,801

		Financials (3.7%)
310,000		Affiliated Managers Group, Inc.m 5.150%	14,686,250
15,608		Fifth Third Bancorp 8.500%	2,126,278
168,000		MetLife, Inc. 5.000%	7,810,320
8,100		Wells Fargo & Company 7.500%	10,125,000

			34,747,848

		Industrials (1.6%)
22,760		Stanley Black & Decker, Inc.m 4.750%	2,755,553
225,000		United Technologies Corp.m 7.500%	12,235,500

			14,991,053

		Materials (0.8%)
195,000		AngloGold Ashanti, Ltd.m 6.000%	7,883,850

16	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2012

NUMBER OF SHARES		VALUE

	Utilities (1.3%)
250,000	NextEra Energy, Inc. 5.599%	$12,842,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $110,007,709)	107,789,939

COMMON STOCKS (2.0%)
	Financials (0.5%)
17,300	American International Group, Inc.m#	604,289
118,574	MetLife, Inc.	4,208,191

		4,812,480

	Health Care (1.5%)
311,671	Merck & Company, Inc.m	14,221,548

	TOTAL COMMON STOCKS (Cost $17,076,183)	19,034,028

SHORT TERM INVESTMENT (3.8%)
35,256,407	Fidelity Prime Money Market Fund - Institutional Class (Cost $35,256,407)	35,256,407

TOTAL INVESTMENTS (132.5%) (Cost $1,202,358,621)		1,250,486,563

LIABILITIES, LESS OTHER ASSETS (-32.5%)		(306,673,250)

NET ASSETS (100.0%)		$943,813,313

NOTES TO SCHEDULE OF INVESTMENTS

m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $741,609,804. $296,822,793 of the collateral has been re-registered by the counterparty.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2012, the value of 144A securities that could not be exchanged to the registered form is $219,761,683 or 23.3% of net assets applicable to common shareholders.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities is $15,855,294.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2012.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS
BRL	Brazilian Real
EUR	European Monetary Unit
NOK	Norwegian Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.430% quarterly	3 month LIBOR	04/14/14	$115,000,000	$(3,624,665)
BNP Paribas, SA	1.160% quarterly	3 month LIBOR	04/19/17	68,000,000	(1,397,785)

					$(5,022,450)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	17

Statement of Assets and Liabilities    October 31, 2012

ASSETS
Investments in securities, at value (cost $1,202,358,621)	$1,250,486,563
Receivables:
Accrued interest and dividends	18,469,865
Investments sold	1,118,934
Prepaid expenses	10,479
Other assets	158,567

Total assets	1,270,244,408

LIABILITIES
Unrealized depreciation on interest rate swaps	5,022,450
Payables:
Note payable	314,000,000
Investments purchased	6,242,530
Affiliates:
Investment advisory fees	855,212
Deferred compensation to trustees	158,567
Financial accounting fees	12,204
Trustees’ fees and officer compensation	4,111
Other accounts payable and accrued liabilities	136,021

Total liabilities	326,431,095

NET ASSETS	$943,813,313

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 72,148,383 shares issued and outstanding	$1,001,340,288
Undistributed net investment income (loss)	(24,767,444)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(75,865,228)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	43,105,697

NET ASSETS	$943,813,313

Net asset value per common shares based upon 72,148,383 shares issued and outstanding	$13.08

18	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Year Ended October 31, 2012

INVESTMENT INCOME
Interest	$69,305,195
Dividends	7,216,951
Securities lending income	175,079

Total investment income	76,697,225

EXPENSES
Investment advisory fees	9,905,077
Interest expense and related fees	4,049,742
Printing and mailing fees	165,253
Financial accounting fees	141,296
Accounting fees	89,215
Legal fees	85,240
Registration fees	78,960
Audit fees	66,973
Custodian fees	60,923
Trustees’ fees and officer compensation	53,675
Transfer agent fees	30,937
Other	72,542

Total expenses	14,799,833

NET INVESTMENT INCOME (LOSS)	61,897,392

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	12,973,509
Purchased options	2,030,233
Foreign currency transactions	98,329
Interest rate swaps	(3,823,172)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	23,812,134
Purchased options	1,493,882
Foreign currency translations	863
Interest rate swaps	1,554,459

NET GAIN (LOSS)	38,140,237

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$100,037,629

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	19

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2012	2011
OPERATIONS
Net investment income (loss)	$61,897,392	$64,878,214
Net realized gain (loss)	11,278,899	(18,434,663)
Change in unrealized appreciation/(depreciation)	26,861,338	3,781,227

Net increase (decrease) in net assets applicable to shareholders resulting from operations	100,037,629	50,224,778

DISTRIBUTIONS FROM
Net investment income	(73,591,351)	(61,184,118)
Return of capital	—	(11,859,447)

Net decrease in net assets from distributions	(73,591,351)	(73,043,565)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	17,073,138
Offering costs on shares	(171,813)	(273,639)
Reinvestment of distributions resulting in the issuance of stock	—	2,279,690

Net increase (decrease) in net assets from capital stock transactions	(171,813)	19,079,189

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,274,465	(3,739,598)

NET ASSETS
Beginning of year	$917,538,848	$921,278,446

End of year	943,813,313	917,538,848

Undistributed net investment income (loss)	$(24,767,444)	$(20,024,785)

20	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Year Ended October 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$100,037,629
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(655,149,565)
Net proceeds from disposition of short term investments	9,523,748
Proceeds from disposition of investment securities	661,295,170
Amortization and accretion of fixed-income securities	(119,268)
Net realized gains/losses from investments, excluding purchased options	(12,973,509)
Net realized gains/losses from purchased options	(2,030,233)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(23,812,134)
Change in unrealized appreciation or depreciation on purchased options	(1,493,882)
Change in unrealized appreciation or depreciation on interest rate swaps	(1,554,459)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	11,151
Prepaid expenses	11,294
Other assets	(5,545)
Increase/(decrease) in liabilities:
Payables to affiliates	55,734
Other accounts payable and accrued liabilities	(32,967)

Net cash provided by/(used in) operating activities	$73,763,164

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs related to shares sold	(171,813)
Distributions to shareholders	(73,591,351)

Net cash provided by/(used in) financing activities	$(73,763,164)

Cash at beginning of year	$—

Cash at end of year	$—

Supplemental disclosure
Cash paid for interest and related fees	$4,063,110

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	21

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible and High Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 12, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on May 28, 2003. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

22	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Other Assets.  Other assets include amounts of deferred compensation to trustees.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2008 – 2011 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	23

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $158,567 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2012. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2012.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2012 were as follows:

Cost of purchases	$646,835,783
Proceeds from sales	630,204,434

The following information is presented on a federal income tax basis as of October 31, 2012. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2012 was as follows:

Cost basis of investments	$1,243,035,320

Gross unrealized appreciation	52,343,781
Gross unrealized depreciation	(44,892,538)

Net unrealized appreciation (depreciation)	$7,451,243

Note 4 – Income Taxes

For the fiscal year ended October 31, 2012, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(7,540,913)
Undistributed net investment income/(loss)	6,951,300
Accumulated net realized gain/(loss) on investments	589,613

24	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011
Distributions paid from:
Ordinary income	$73,591,351	$61,184,118
Return of capital	—	11,859,447

As of October 31, 2012, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(59,820,678)
Net unrealized gains/(losses)	2,428,998

Total accumulated earnings/(losses)	(57,391,680)
Other	(135,295)
Paid-in capital	1,001,340,288

Net assets applicable to common shareholders	$943,813,313

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2012, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2017	$(53,578,250)
2018	(4,324,027)
2019	(1,918,401)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 72,148,383 shares outstanding at October 31, 2012. Calamos Advisors owned 32,786 of the outstanding shares at October 31, 2012. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011
Beginning shares	72,148,383	70,707,940
Shares sold	—	1,269,066
Shares issued through reinvestment of distributions	—	171,377

Ending shares	72,148,383	72,148,383

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2012.

Equity Risk.  The Fund engaged in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2012, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may

26	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2012, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of October 31, 2012, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

ASSET DERIVATIVES
FAIR VALUE
Options purchased[1]	$ 7,514,104

LIABILITY DERIVATIVES
Interest rate swaps[2]	$ 5,022,450

(1)	Generally, the balance sheet location for Options purchased is Investment in securities.

(2)	Generally, the balance sheet location for Interest rate swaps is Unrealized appreciation (depreciation) on swaps.

For the twelve months ended October 31, 2012, the volume of derivative activity for the Fund is reflected below*

DERIVATIVE TYPE
Options purchased	10,630
Interest rate swaps	$68,000,000

*	Activity during the period is measured by opened number of contracts for options purchased and opened amount for swap contracts (measured in notional).

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to $400,000,000, and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. For the year ended October 31, 2012, the average borrowings under the Agreement and the average interest rate were $314,000,000 and 1.13%, respectively. As of October 31, 2012, the amount of such outstanding borrowings was $314,000,000. The interest rate applicable to the borrowings on October 31, 2012 was 0.96%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	27

Notes to Financial Statements

commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Note 8 – Synthetic Convertible Securities

The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

28	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$868,246,491	$—	$868,246,491
Convertible Bonds		148,954,315		148,954,315
U.S. Government and Agency Securities		5,978,840		5,978,840
Sovereign Bonds		15,135,472		15,135,472
Synthetic Convertible Securities (Corporate Bonds)		41,563,157		41,563,157
Synthetic Convertible Securities (U.S. Government and Agency Securities)		285,662		285,662
Synthetic Convertible Securities (Sovereign Bonds)		728,148		728,148
Synthetic Convertible Securities (Purchased Options)	7,514,104			7,514,104
Convertible Preferred Stocks	58,101,001	49,688,938		107,789,939
Common Stocks	19,034,028			19,034,028
Short Term Investment	35,256,407			35,256,407

Total	$119,905,540	$1,130,581,023	$—	$1,250,486,563

Liabilities:
Interest Rate Swaps	$—	$5,022,450	$—	$5,022,450

Total	$—	$5,022,450	$—	$5,022,450

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	29

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.72	$13.03	$11.92	$8.30	$15.64

Income from investment operations:
Net investment income (loss)*	0.86	0.91	0.96	0.82	1.05

Net realized and unrealized gain (loss)	0.52	(0.20)	1.17	3.82	(6.63)

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—	—	—	— (a)	(0.12)

Net realized gains (common share equivalent basis)	—	—	—	—	(0.07)

Total from investment operations	1.38	0.71	2.13	4.64	(5.77)

Less distributions to common shareholders from:
Net investment income	(1.02)	(0.86)	(1.02)	(1.00)	(1.34)

Net realized gains	—	—	—	(0.02)	(0.23)

Return of capital	—	(0.16)	—	—	—

Total distributions	(1.02)	(1.02)	(1.02)	(1.02)	(1.57)

Capital charge resulting from issuance of common and preferred shares and related offering costs(a)	—	—	—	—	—

Premiums from shares sold in at the market offerings	—	— (a)	— (a)	—	—

Net asset value, end of period	$13.08	$12.72	$13.03	$11.92	$8.30

Market value, end of period	$12.43	$11.96	$13.19	$11.01	$8.74

Total investment return based on:(b)
Net asset value	11.66%	5.80%	18.88%	60.83%	(39.96% )

Market value	12.85%	(1.73% )	30.29%	41.07%	(32.59% )

Net assets, end of period (000)	$943,813	$917,539	$921,278	$832,769	$563,187

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—	$—	$—	$—	$80,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.60%	1.61%	1.73%	3.01%	1.91%

Gross expenses prior to expense reductions and earnings credits(c)	1.60%	1.64%	1.79%	3.10%	2.04%

Net expenses, excluding interest expense	1.16%	1.20%	1.20%	2.37%	1.29%

Net investment income (loss)(c)	6.70%	6.99%	7.75%	8.56%	7.77%

Preferred share distributions	—%	—%	—%	0.04%	0.87%

Net investment income (loss), net of preferred share distributions from net investment income	6.70%	6.99%	7.75%	8.52%	6.90%

Portfolio turnover rate	54%	42%	39%	29%	55%

Average commission rate paid	$0.0214	$0.0211	$—	$—	$—

Asset coverage per preferred share, at end of period(d)	$—	$—	$—	$—	$201,006

Asset coverage per $1,000 of loan outstanding(e)	$4,006	$3,922	$4,412	$4,084	$3,438

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

30	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Convertible and High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible and High Income Fund (the “Fund”) as of October 31, 2012, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 14, 2012

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	31

Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 28, 2012, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2013, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the advisor, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in-house research. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2012. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered the Fund’s net asset value performance, noting that the Fund outperformed its Universe Median during the three- and five-year periods, although it underperformed its Universe Median during the one-year period.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and

32	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate is equal to the median of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is equal to median of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	33

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $3,608,303 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2012.

Under Section 854(b)(2) of the Code, the Fund hereby designates 5.15% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2012.

34	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2012, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITIONS(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 72*	Trustee and President (since 1988) Term Expires 2014	19	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”) and Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 62	Trustee (since 2002) Term Expires 2013	19	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 62	Trustee (since 2001) Term Expires 2015	19	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 61	Trustee (since 2002) Term Expires 2014	19	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011), Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 68	Trustee (since 2004) and Lead Independent Trustee (since 2005) Term Expires 2013	19	Private investor

David D. Tripple, 68	Trustee (since 2006) Term Expires 2015	19	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	35

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is president of the Fund. The following table sets forth each other officer’s name, age at October 31, 2012, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Nimish S. Bhatt, 49	Vice President and Chief Financial Officer (since 2007)	Senior Vice President since 2004, Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM and CFS; prior thereto Director of Operations (since 2004); Director, Calamos Global Funds PLC (since 2007); Member, board of directors of NICSA (a not-for-profit industry trade organization) (since June 2006)

James J. Boyne, 46	Vice President (since 2008) and Assistant Secretary (since 2010)	Executive Vice President and Chief Operating Officer, CAM, CILLC, CWM, Calamos Advisors and CFS (since 2011); prior thereto President of Distribution and Operations (since 2008); Senior Vice President, General Counsel and Secretary, CAM, CILLC, CWM, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

J. Christopher Jackson, 61	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 61	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006)

Curtis Holloway, 45	Treasurer (since 2010), Prior thereto Assistant Treasurer since 2007	Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (since 2007)

Gary Black, 52	Vice President (since Sept 2012)	EVP, Global Co-Chief Investment Officer and Chief Investment Officer of Alternative Investments (since August 2012), CAM, CILLC, Calamos Advisors, CWM and CFS; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (since 2009); prior thereto, CEO of Janus Capital Group (since 2006)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on June 27, 2012. The purpose of the annual meeting was to elect two Trustees to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John E. Neal and Mr. David D. Tripple were nominated for reelection as Trustees, and were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John E. Neal	59,420,324	1,605,518	0
David D. Tripple	59,393,181	1,632,661	0

Messrs. Calamos, Rybak, Marsh and Timbers’ terms of office as Trustees continued after the meeting.

36	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	37

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

38	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	39

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2012, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 20, 2012, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02111

TRANSFER AGENT:

Computershare

P.O. Box 358016

Pittsburgh, PA 15252

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

calamos.com

© 2012 Calamos Holdings LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Holdings LLC.

CHYANR 1791 2012

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2011	10/31/2012
Audit Fees(a)	$57,534	$47,447
Audit-Related Fees(b)	$29,658	$29,921
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$87,192	$77,368

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2011	10/31/2012
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Global Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”). and Gary Black became the Executive Vice President, Global Co-CIO and CIO of Alternative Strategies of Calamos Advisors as of August 31, 2012. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. Dino Dussias joined Calamos Advisors in October 1995 and has been a senior strategy analyst since April 2007. Christopher Hartman joined Calamos Advisors in February 1997 and has been a senior strategy analyst since May 2007. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Bryan Lloyd joined Calamos Advisors in October 2003 and has been a senior strategy analyst since June 2006. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002. Joe Wysocki joined Calamos Advisors in October 2003 and has been a senior strategy analyst since February 2007.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2012

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	24,394,602,270	11	2,012,531,959	2,573	4,951,107,661
Gary D. Black	23	24,394,602,270	12	2,037,431,753	2,573	4,951,107,661
John P. Calamos, Jr.	22	24,340,894,417	11	2,012,531,959	2,573	4,951,107,661
Jeff Scudieri	21	24,306,116,307	11	2,012,531,959	2,573	4,951,107,661
Jon Vacko	21	24,306,116,307	11	2,012,531,959	2,573	4,951,107,661
John Hillenbrand	21	24,306,116,307	11	2,012,531,959	2,573	4,951,107,661
Steve Klouda	21	24,306,116,307	11	2,012,531,959	2,573	4,951,107,661
Christopher Hartman	21	24,306,116,307	11	2,012,531,959	2,573	4,951,107,661
Joe Wysocki	21	24,306,116,307	11	2,012,531,959	2,573	4,951,107,661
Jeff Miller	1	53,707,853	0	—	3	1,578,223
Ariel Fromer	1	53,707,853	0	—	3	1,578,223
Tammy Miller	1	53,707,853	0	—	3	1,578,223

Number of Accounts and Assets for which Advisory Fee is Performance Based as of: October 31, 2012

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	1,360,974,510	0	—	0	—
Gary D. Black	3	1,360,974,510	1	24,899,794	0	—
John P. Calamos, Jr.	3	1,360,974,510	0	—	0	—
Jeff Scudieri	3	1,360,974,510	0	—	0	—
Jon Vacko	3	1,360,974,510	0	—	0	—
John Hillenbrand	3	1,360,974,510	0	—	0	—
Steve Klouda	3	1,360,974,510	0	—	0	—
Christopher Hartman	3	1,360,974,510	0	—	0	—
Joe Wysocki	3	1,360,974,510	0	—	0	—
Jeff Miller	0	—	0	—	0	—
Ariel Fromer	0	—	0	—	0	—
Tammy Miller	0	—	0	—	0	—

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2012, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.

(a)(4) As of October 31, 2012, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	Over $1,000,000
Gray Black	None
John P. Calamos, Jr.	None
Dino Dussias	None
Christopher Hartman	None
John Hillenbrand	None
Steve Klouda	None
Bryan Lloyd	None
Jeff Scudieri	None
Jon Vacko	None
Joe Wysocki	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible and High Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 21, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 21, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 21, 2012